SUPPLEMENT TO

Calvert Income Fund

Prospectus dated January 31, 2006

Date of Supplement:  December 6, 2006

The following supplements the information under "Administrative Services Agent" on page27 of the above Statement of Additional Information:

CASC receives an annual administrative services fee payable monthly (as a percentage of net assets) of 0.30% of the first $3 billion of the average daily net assets of Classes A, B and C of Calvert Income Fund, 0.25% of the next $2 billion, and 0.225% of all Class A, B and C assets of the Fund above $5 billion;